March 16, 2022

Supplement

SUPPLEMENT DATED MARCH 16, 2022 TO THE STATEMENT OF ADDITIONAL INFORMATION OF

Morgan Stanley Global Fixed Income Opportunities Fund, dated February 28, 2022
Morgan Stanley Mortgage Securities Trust, dated February 28, 2022

The following changes will take effect on April 29, 2022:

•  Class IS shares of the Funds will be renamed Class R6 shares;

•  The contingent deferred sales charge holding period for Class A shares of the Funds that are not subject to any sales charges at the time of purchase will be reduced to 12 months after purchase; and

•  The contingent deferred sales charge for Class A shares of the Funds that are not subject to any sales charges at the time of purchase will be increased to 0.75%. This contingent deferred sales charge will apply only to Class A shares purchased after April 29, 2022.

Accordingly, the following changes will be made to each Statement of Additional Information effective April 29, 2022:

Each instance of "Class IS" is hereby deleted and replaced with "Class R6."

The sixth paragraph of the section of each Statement of Additional Information entitled "Rule 12b-1 Plan" is deleted in its entirety and replaced with the following:

With respect to Class A shares of the Fund, the Distributor generally compensates Financial Intermediaries from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 2.75% of the amount sold and an annual residual commission, currently a residual of up to 0.50% of the current value of the respective accounts for which they are dealers of record in all cases.

Item 6 in the section of each Statement of Additional Information entitled "Revenue Sharing" is deleted in its entirety and replaced with the following:

on purchases of $500,000 or more of Class A shares (for which no initial sales charge was paid), Morgan Stanley Smith Barney LLC may, at the discretion of the Distributor, receive a gross sales credit of up to 0.75% of the amount sold.*

The footnote in the section of each Statement of Additional Information entitled "Revenue Sharing" is deleted in its entirety and replaced with the following:

Commissions or transaction fees paid when Morgan Stanley Smith Barney LLC or other Intermediaries initiate and are responsible for purchases of $500,000 or more are computed on a percentage of the dollar value of such shares sold as follows: 0.75% on sales of $500,000 to $4 million, then 0.50% on sales over $4 million to $15 million and then 0.25% on the excess over $15 million. Purchases of Class A shares for which no initial sales charge is paid are subject to a CDSC of 0.75% if the redemption of such shares occurs within 12 months after purchase. The full amount of such CDSC will be retained by the Distributor.

Please retain this supplement for future reference.

March 16, 2022

Supplement

SUPPLEMENT DATED MARCH 16, 2022 TO THE PROSPECTUSES OF

Morgan Stanley Global Fixed Income Opportunities Fund, dated February 28, 2022
Morgan Stanley Mortgage Securities Trust, dated February 28, 2022

The following changes will take effect on April 29, 2022:

•  Class IS shares of the Funds will be renamed Class R6 shares;

•  The minimum initial investment amount for Class I shares of the Funds will be reduced to $1 million;

•  The minimum initial investment amount for Class R6 shares of the Funds will be reduced to $5 million;

•  The contingent deferred sales charge holding period for Class A shares of the Funds that are not subject to any sales charges at the time of purchase will be reduced to 12 months after purchase;

•  The contingent deferred sales charge for Class A shares of the Funds that are not subject to any sales charges at the time of purchase will be increased to 0.75%. This contingent deferred sales charge will apply only to Class A shares purchased after April 29, 2022; and

•  The dealer commission schedule for Class A shares of the Funds will be amended.

Accordingly, the following changes will be made to each Prospectus effective April 29, 2022:

Each instance of "Class IS" is hereby deleted and replaced with "Class R6."

Footnote 1 in the section of the Prospectus entitled "Fund Summary—Fees and Expenses" is hereby deleted in its entirety and replaced with the following:

  Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 0.75% that will be imposed if you sell your shares within 12 months after purchase, except for certain specific circumstances. See "Shareholder Information—Share Class Arrangements" for further information about the CDSC waiver categories.

In the sections of the Prospectus entitled "Fund Summary—Purchase and Sale of Fund Shares," "Shareholder Information—How to Buy Shares—Minimum Investment Amounts," "Shareholder Information—Share Class Arrangements—Class I Shares" and "Shareholder Information—Share Class Arrangements—Meeting Class I Eligibility Minimums," the minimum initial investment amount for Class I shares and Class R6 shares of the Funds will be reduced to $1 million and $5 million, respectively.

In the section of the Prospectus entitled "Shareholder Information—Share Class Arrangements" the language in the table under the "Sales Charge" column relating to Class A shares for each Fund is hereby deleted in its entirety and replaced with the following:

  Maximum 3.25% initial sales charge reduced for purchases of $100,000 or more; shares purchased without an initial sales charge are generally subject to a 0.75% CDSC if sold during the first 12 months (for Class A shares purchased without an initial sales charge prior to April 29, 2022, such shares are generally subject to a 0.50% CDSC if sold during the first 12 months)

The third sentences of the first paragraph in the section of the Prospectus entitled "Shareholder Information—Share Class Arrangements—Class A Shares" are hereby deleted in their entirety and replaced with the following:

  Investments of $500,000 or more are not subject to an initial sales charge, but are generally subject to a CDSC of 0.75% on sales made within 12 months after purchase (for Class A shares purchased without an initial sales charge prior to April 29, 2022, such shares are generally subject to a 0.50% CDSC if sold during the first 12 months).

The table in the section of the Prospectus entitled "Shareholder Information—Share Class Arrangements—Class A Shares" is hereby deleted in its entirety and replaced with the following to reflect the amended dealer commission schedule for Class A shares of the Fund:

	Front-End Sales Charge
Amount of Single Transaction	Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested	Dealer Commission as a Percentage of Public Offering Price
Less than $100,000	3.25%	3.36%	2.75%
$100,000 but less than $250,000	2.00%	2.04%	1.50%
$250,000 but less than $500,000	1.00%	1.01%	0.50%
$500,000 and over*	0.00%	0.00%	0.00%

*  The Distributor may pay a commission of up to 0.75% to a Financial Intermediary for purchase amount of $500,000 or more.

Please retain this supplement for future reference.

GFIOMSTPROSPT